Accrued Expenses and Other Liabilities - Schedule of Accrued Expenses and Other Liabilities (Details) - USD ($)		Oct. 31, 2024	Oct. 31, 2023
Schedule of Accrued Expenses and Other Liabilities [Abstract]
Accrued expenses	[1]	$ 5,853,795	$ 4,421,644
Board compensation payable		363,726	75,000
Other payable		868,635	904,783
Accrued expenses and other liabilities		$ 7,086,156	$ 5,401,427

[1]	The balance as of October 31, 2024 represented accrued contract expenses of approximately $5.9 million. The balance as of October 31, 2023 represented accrued contract expenses of approximately $3.7 million and accrued contract loss of approximately $0.7 million.